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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 11, 2007

                        FRONTIER AIRLINES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   000-51890               20-4191157
           (State of                  (Commission           (I.R.S. Employer
         Incorporation)               File Number)         Identification No.)

          7001 Tower Road, Denver, Colorado                      80249
       (Address of principal executive offices)               (Zip Code)

                                  720-374-4200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 11, 2007, Frontier Airlines, Inc. ("Frontier"), a wholly owned subsidiary of Frontier Airlines Holdings, Inc., entered into an Airline Services Agreement with Republic Airline, Inc. (the "Agreement") for Republic Airlines to operate 17 Embraer 170 aircraft as part of Frontier's regional jet service. Frontier will maintain control of routing, scheduling and ticketing of the regional jet service Republic will provide. Under the terms of the Agreement, Frontier will purchase aircraft capacity from Republic at predetermined rates and industry standard pass-through costs. Frontier will directly purchase fuel for the aircraft and will not charge fuel costs back to Republic. Republic will place its first aircraft into service under the Agreement in March of 2007 and the remaining 16 aircraft will be placed into service over the next 20 months, with the final aircraft scheduled for service in December 2008. The initial term of the Agreement will run for 11 years after the final aircraft is placed into service. Frontier has the option to extend the Agreement for up to six additional years. A copy of the press release dated January 11, 2007 entitled "Frontier Airlines Selects Republic Airlines as Regional Partner to Operate New Fleet of Embraer 170 Aircraft" is attached hereto as Exhibit 99.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Item 99.01 Press Release dated January 11, 2007 entitled "Frontier Airlines Selects Republic Airlines as Regional Partner to Operate New Fleet of Embraer 170 Aircraft".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                FRONTIER AIRLINES HOLDINGS, INC.


Date: January 11, 2007                         By:  /s/ Jeff S. Potter
                                                    ----------------------------
                                               Its: President and CEO


                                               By:  /s/ Paul H. Tate
                                                    ----------------------------
                                               Its: CFO